ASSIGNMENT AGREEMENT

      This Agreement dated as of the 10th day of November, 2005

BETWEEN:

            GOLDSTRIKE INC.
            Incorporated under the laws of the State of Nevada
            (herein called "Goldstrike")

                                     - AND -

            GRAN TIERRA GOLDSTRIKE INC.
            Incorporated under the laws of the Province of Alberta (herein called "ExchangeCo")

WHEREAS:

A. Goldstrike is a party to a share purchase agreement (the "Assumed Contract") dated November 10, 2005 among Gran Tierra Energy Inc. ("Gran Tierra"), the vendors named in the Assumed Contract, as vendors, and Goldstrike, as purchaser, pursuant to which Goldstrike has agreed to purchase certain securities of Gran Tierra Energy Inc; and

B. Goldstrike wishes to assign and ExchangeCo wishes to assume Goldstrike's rights and obligations under the Assumed Contract effective November 10, 2005 (the "Effective Date").

      WITNESSES THAT in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged by each of the parties), the parties covenant and agree as follows:

1.    ASSIGNMENT OF ASSUMED CONTRACT

      1.1. Goldstrike hereby absolutely assigns, transfers and sets over unto ExchangeCo as and from the Effective Date, with respect to the Assumed Contract:

            1.1.1 all the rights, title and interest of Goldstrike in, to, under and in respect of the Assumed Contract;

            1.1.2 the benefit of all covenants and agreements and guarantees and
                  indentures  (the   "Covenants")  in  respect  of  the  Assumed
                  Contract;

            with full power and authority to demand or sue for performance of the Covenants, in the name of Goldstrike, but at the cost and expense of ExchangeCo.

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                                      -2-


      1.2. ExchangeCo hereby assumes the obligations and liabilities of Goldstrike under the Assumed Contract arising or to be performed from and after the Effective Date, including but not limited to all covenants of confidentiality, and agrees to indemnify and save harmless Goldstrike with respect to all Damages (as defined in the Assumed Contract) arising from or in connection with, or resulting from, any breach or non-observance by ExchangeCo or those for whom it is responsible in law, from and after the Effective Date of any of ExchangeCo's obligations and liabilities under the Assumed Contract.

      1.3. Without limiting paragraph 1.2, ExchangeCo confirms and agrees that from the Effective Date it shall be liable as a principal and not as a surety in respect of the representations, warranties, covenants, indemnities and agreements of Goldstrike as contained in the Assumed Contract.

2.    GOLDSTRIKE'S COVENANTS

      2.1.  Goldstrike covenants and agrees:

            2.1.1 to pay all costs in respect of  obligations  which arise prior
                  to  the  Effective  Date  which  are  the   responsibility  of
                  Goldstrike under the Assumed Contract; and

            2.1.2 that it will remain  responsible to ExchangeCo for liabilities for obligations under the Assumed Contract arising or to be performed prior to the Effective Date and defaults of
                  Goldstrike under the Assumed Contract either incurred or committed prior to the Effective Date and agrees to indemnify and save harmless ExchangeCo with respect to all Damages arising from or in connection with, or resulting from, any breach or non-observance by Goldstrike or those for whom it is responsible in law, prior to the Effective Date, of any of Goldstrike's obligations and liabilities under the Assumed Contract.

3.    MISCELLANEOUS

      3.1. In this Agreement, where the context so requires, the singular of any word includes the plural, and vice versa, the use of any term is generally applicable to any gender and, where applicable, to a corporation.

      3.2. The headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof and are not to be considered in the interpretation hereof.

      3.3. Each of the parties hereto shall at all times after the date of this Agreement execute and do all such further deeds, acts things and assurances as may be reasonably requisite to carry out the intent of this Agreement.

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      3.4.  This  Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      3.5. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as an Alberta contract.

      3.6. This Agreement may not be modified or amended except in writing signed by the parties hereto.

      3.7. The provisions of this Agreement shall survive the Closing (as defined in the Assumed Contract).

      3.8. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement may be executed and delivered by facsimile transmission.

      IN WITNESS OF WHICH this Agreement has been executed as of the day and year first above written.

GOLDSTRIKE INC.


Per:
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     Name:
     Title:

GRAN TIERRA GOLDSTRIKE INC.


Per:
     ---------------------------------------
     Name:
     Title:

ACCEPTED AND AGREED TO:

GRAN TIERRA ENERGY INC.


Per:
     ---------------------------------------
     Name:
     Title: